UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
--------------------------------------------------------------------------------
                       DECEMBER 2, 2004 (DECEMBER 1, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


        OKLAHOMA                       1-13726                  73-1395733
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)


  6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                73118
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      (Address of principal executive offices)                    (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 1, 2004, Chesapeake Energy Corporation entered into a Purchase Agreement with Deutsche Bank Securities Inc., Banc of America Securities LLC, Credit Suisse First Boston LLC, Lehman Brothers Inc. and UBS Securities LLC as representatives of the Several Purchasers to sell to the Purchasers $600 million principal amount of the Company's 6.375% Senior Notes due 2015. The senior notes are to be issued under an indenture dated as of December 8, 2004. A copy of the press release announcing the pricing of the 6.375% senior notes due 2015 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

EXHIBIT NO.             DOCUMENT DESCRIPTION
-----------             --------------------

   99.1            Press Release of December 1, 2004


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



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHESAPEAKE ENERGY CORPORATION


                                   By:     /S/ AUBREY K. MCCLENDON
                                           ------------------------------------
                                           Aubrey K. McClendon
                                           Chairman of the Board and
                                           Chief Executive Officer

Date:         December 2, 2004


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



                                  EXHIBIT INDEX


EXHIBIT NO.             DOCUMENT DESCRIPTION
-----------             --------------------

   99.1             Press Release of December 1, 2004


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